UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2023

CHOICE HOTELS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-13393 (Commission File Number)	52-1209792 (IRS Employer Identification No.)

1 Choice Hotels Circle, Suite 400, Rockville, Maryland 20850 (Address of principal executive offices)	20850 (Zip Code)

Registrant’s telephone number, including area code: (301) 592-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	CHH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2023 Annual Meeting of Shareholders held on May 18, 2023, four proposals were submitted to the Company’s shareholders. The final voting results of these proposals were as follows:

Proposal 1

The Company’s shareholders elected the following eleven directors to hold office for a term of one year ending at the 2024 Annual Meeting of Shareholders or until their respective successors are elected and qualified. The voting results are set forth below:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Brian B. Bainum	47,359,132	365,198	44,879	1,626,814
Stewart W. Bainum, Jr.	47,216,507	516,441	36,265	1,626,814
William L. Jews	47,233,360	509,167	26,686	1,626,814
Monte J. M. Koch	47,433,755	309,417	26,041	1,626,814
Liza K. Landsman	47,583,607	160,301	25,305	1,626,814
Patrick S. Pacious	47,421,030	322,597	25,586	1,626,814
Ervin R. Shames	46,332,149	1,409,399	27,665	1,626,814
Gordon A. Smith	47,614,606	127,410	27,197	1,626,814
Maureen D. Sullivan	47,355,781	388,942	24,490	1,626,814
John P. Tague	45,679,523	2,062,707	26,983	1,626,814
Donna F. Vieira	47,663,402	81,321	24,490	1,626,814

Proposal 2

The Company’s shareholders approved an advisory vote for annual advisory votes on executive compensation. The voting results are set forth below:

1 Year	2 Years	3 Years	Votes Abstained	Broker Non-Votes
47,426,680	11,068	289,776	41,689	1,626,814

In accordance with the voting results for Proposal 2, and consistent with the recommendation of the Board of Directors, the Company has determined that future advisory votes on executive compensation will be held every year. Accordingly, the next advisory vote on executive compensation will be held at the 2024 Annual Meeting of Shareholders.

Proposal 3

The Company’s shareholders approved an advisory vote on executive compensation of the Company’s named executive officers. The voting results are set forth below:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
31,887,541	15,778,408	103,264	1,626,814

Proposal 4

The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The voting results are set forth below:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
49,271,856	93,498	30,673	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2023	/s/ Simone Wu
Simone Wu
Senior Vice President, General Counsel, Corporate Secretary & External Affairs